Rule 497(e)
File Nos. 811-07350; 333-162269

Trillium®
Flexible Premium Variable Deferred Annuity

Issued by Trillium Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated August 13, 2010 to the
Prospectus dated May 1, 2002

Recently, the Board of Directors of the Seligman Portfolios, Inc. (the “Seligman Board”) approved the liquidation of the following Seligman Portfolios:

Seligman Common Stock Portfolio;
Seligman International Growth Portfolio; and
Seligman Investment Grade Fixed Income Portfolio (collectively, the “Liquidating Portfolios”).

The redemption of outstanding shares and the liquidation of the Liquidating Portfolios is anticipated to take place on or about August 13, 2010 (the “Redemption Date”).  As a result, effective August 12, 2010 (the “Closing Date”), the Sub-Accounts investing in the Liquidating Portfolios were closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as Dollar Cost Averaging Privilege or Portfolio Rebalancing involving the Liquidating Portfolios Sub-Accounts should contact an annuity account representative immediately to make alternate arrangements.  If you failed to make alternate arrangements by the Closing Date, allocations made to the Liquidating Portfolios Sub-Accounts utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature were directed to the Maxim Money Market Portfolio Sub-Account.

Any Transfer(s) from a Sub-Account of the Liquidating Portfolios into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you did not transfer your contract value out of the Liquidating Portfolios Sub-Accounts as of the Redemption Date, your contract value invested in the Liquidating Portfolios Sub-Accounts was automatically transferred to the Maxim Money Market Portfolio Sub-Account.

This Supplement must be accompanied by, or read in conjunction with the Prospectus dated May 1, 2002. Please keep this Supplement for future reference.